UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2016

NTELOS HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51798 (Commission File Number)	36-4573125 (IRS Employer Identification No.)

1154 Shenandoah Village Drive, Waynesboro, Virginia 22980
(Address of Principal Executive Offices) (Zip Code)

(540) 946-3500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
Pursuant to an Agreement and Plan of Merger, dated as of August 10, 2015 (the “Agreement”), by and among Shenandoah Telecommunications Company, a Virginia corporation (“Parent”), Gridiron Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Parent (“Merger Sub”), and NTELOS Holdings Corp., a Delaware corporation (the “Company”), Merger Sub merged with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent (the “Merger”). The Merger became effective on May 6, 2016 (the “Effective Date”).
At the effective time of the Merger (the “Effective Time”), among other things, each outstanding share of the Company common stock, par value $0.01 per share (“Company Common Stock”), issued and outstanding immediately prior to the Effective Time (excluding (i) any shares of Company Common Stock owned by the Company, Parent or any of their respective subsidiaries and (ii) any shares of Company Common Stock owned by any Company stockholders who were entitled to exercise, and properly exercised, appraisal rights with respect to such shares of Company Common Stock pursuant to the General Corporation Law of the State of Delaware) was cancelled and converted automatically into the right to receive $9.25 per share (the “Per Share Merger Consideration”), without interest.
Each Company stock option and performance stock unit award for which the performance period had begun prior to the Effective Date, whether vested or unvested, that was outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive the Per Share Merger Consideration (in the case of performance stock unit awards, the number of shares of Company Common Stock subject to such award was determined based on the Company’s performance through the Effective Date) or, in the case of stock options, the excess, if any, of the Per Share Merger Consideration over the exercise price of such stock option. Performance stock unit awards for which the performance period had not begun prior to the Effective Date were cancelled. Each Company restricted stock award became fully vested and free of restrictions immediately prior to the Effective Time.
The aggregate value of the cash consideration paid to former holders of Company Common Stock, stock options and performance stock unit awards in connection with the Merger was approximately $197.4 million.
The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 10, 2015, and is incorporated herein by reference.
The following events took place in connection with the consummation of the Merger:

Item 1.02	Termination of a Material Definitive Agreement.
In connection with the consummation of the Merger, on May 6, 2016, the Company terminated the Second Amended and Restated Credit Agreement dated as of January 31, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Facility”), among the Company and the Lenders, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other parties party thereto. In connection with the termination, the Company repaid all of the outstanding obligations in respect of principal, interest and fees under the Credit Facility.

Item 2.01	Completion of Acquisition or Disposition of Assets.
The information contained in the Introductory Note above is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
In connection with the consummation of the Merger, the Company notified the Nasdaq Global Select Market (“NASDAQ”) on May 6, 2016 that, other than as described in the Introductory Note above, each issued and outstanding share of Company Common Stock automatically converted into the right to receive the Per Share Merger Consideration, and requested that trading in Company Common Stock be suspended following the close of trading on May 6, 2016. Also on May 6, 2016, the Company requested that NASDAQ file with the SEC a notification on Form 25 to effect the delisting of Company Common Stock on NASDAQ and the deregistration of Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. The information contained in the Introductory Note above is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.
The information contained in the Introductory Note above is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant
As a result of the Merger, a change in control of the Company occurred and the Company became a subsidiary of Parent. The information contained in the Introductory Note above is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Agreements of Certain Officers.
As a result of the Merger, all of the current directors of the Company resigned from their directorships of the Company and any committees of which they were a member, as of the Effective Time. Upon completion of the Merger, pursuant to the terms of the Merger Agreement, the directors of Merger Sub became the directors of the Company.
Also upon consummation of the Merger, each officer of the Company has ceased to hold his or her respective position with the Company.

Item 5.03	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.
Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation was amended and restated in its entirety. The Third Amended and Restated Certificate of Incorporation of the Company is attached as Exhibit 3.1 hereto and incorporated herein by reference.
Pursuant to the terms of the Merger Agreement, the bylaws of the Company were amended and restated at the Effective Time. The Amended and Restated Bylaws of the Company are attached as Exhibit 3.2 hereto and incorporated herein by reference

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of August 10, 2015, among Shenandoah Telecommunications Company, Gridiron Merger Sub, Inc. and the Company (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 10, 2015).

3.1	Third Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.
Date: May 6, 2016

NTELOS HOLDINGS CORP.

By:	/s/ Raymond B. Ostroski
Raymon B. Ostroski
Vice President, Legal and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of August 10, 2015, among Shenandoah Telecommunications Company, Gridiron Merger Sub, Inc. and the Company (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 10, 2015).

3.1	Third Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.